NEWS RELEASE

                        CONTACT FOR FURTHER INFORMATION:
                          JB Oxford Investor Relations
                                 (818) 907-6580

FOR IMMEDIATE RELEASE
May  19, 2005

                  JB OXFORD REPORTS CHANGE IN BUSINESS PLAN AND
                         FIRST QUARTER FINANCIAL RESULTS

LOS ANGELES - May 19, 2005 - JB Oxford Holdings, Inc. (Nasdaq: JBOH), reports on its change in business plan and its results for the first quarter ended March 31, 2005.

Change in Business Plan

      On May 16, 2005, our Board of Directors approved a new business plan for our JB Oxford & Company subsidiary. Under the new business plan, JBOC will focus primarily on the acquisition of real estate for investment and/or development. In the fourth quarter of 2004, we made our first investment in real estate, through the purchase of raw land in Destin, Florida. While we will continue to look at investments in other market sectors, including the possibility of acquiring an operating business, our primary focus at this time is in making investments in real estate, both for investment and development purposes.

Financial Results

      Revenues from continuing operations totaled $300 thousand in this year's first quarter, compared with $28 thousand a year ago. Expenses from continuing operations were $1.6 million in 2004 versus $1.4 million a year ago. Net loss from continuing operations was $850 thousand or ($0.23) per share in 2005 versus a loss of $1.5 million or ($0.86) per share in the year ago quarter. Net income from discontinued operations were $130 thousand or $0.04 per share in the current quarter versus a loss of $655 thousand or ($0.37) per share in the year ago quarter. First quarter net loss was $720 thousand or ($0.20) per share in 2005 versus a net loss of $2.2 million or ($1.23) per share in 2004. Common stock equivalents have been excluded from earnings per share computations, as inclusion would reduce loss per share or be antidilutive.

About JB Oxford Holdings, Inc.

      JB Oxford Holdings, Inc. offers market making and institutional trading services through its National Clearing Corp subsidiary. The Company also purchases and sells real estate for investment and/or development through its JB Oxford & Company subsidiary. The Company's offices are located in Los Angeles, CA.


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

JB Oxford Reports First Quarter Financial Results
Page 2 of 4
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      This press release contains statements that are forward-looking, including comments on future business plans, investments, market conditions, revenue growth, expense management, and outlook. Any number of conditions may occur which would affect important factors in this analysis and materially change expectations. These factors include, but are not limited to, known and unknown risks, customer trading activity; changes in technology; success of cost-containment programs; ability to successfully identify, negotiate, close and integrate acquisitions and investment opportunities; shifts in competitive patterns; decisions with regard to products and services; changes in revenues and profits; and significant changes in the market environment. For a description of the foregoing and other factors, investors and others should refer to the company's filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended Dec. 31, 2004; and other periodic filings. JB Oxford undertakes no obligation to update the forward-looking statements contained herein to reflect changed events or circumstances after today's date.

                             FINANCIAL TABLES FOLLOW

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JB Oxford Reports First Quarter Financial Results
Page 3 of 4
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                            JB Oxford Holdings, Inc.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)

                                                          For the three months ended
                                                                   March 31,
                                                          --------------------------
                                                             2005           2004
                                                          -----------    -----------
Revenues
   Brokerage                                              $   279,358    $    28,462
   Other                                                       24,979             --
                                                          -----------    -----------
       Total revenues                                         304,337         28,462
                                                          -----------    -----------
Expenses
   General and administrative                               1,524,538      1,369,076
   Depreciation and amortization                               61,901         34,065
                                                          -----------    -----------
       Total expenses                                       1,586,439      1,403,141
                                                          -----------    -----------
   Loss from continuing operations before interest and
       income taxes                                        (1,282,102)    (1,374,679)
                                                          -----------    -----------
   Interest revenue                                           127,236             --
   Interest expense                                            45,731        160,889
                                                          -----------    -----------
        Net Interest                                           81,505       (160,889)
                                                          -----------    -----------

   Loss from continuing operations before income taxes     (1,200,597)    (1,535,568)
        Income tax expense (benefit)                         (350,013)           400
                                                          -----------    -----------
   Net loss from continuing operations                       (850,584)    (1,535,968)
                                                          -----------    -----------
   Income (loss) from discontinued operations                 132,860       (653,664)
        Income tax expense (benefit)                               --          1,800
                                                          -----------    -----------
   Net income (loss) from discontinued operations             132,860       (655,464)
                                                          -----------    -----------
Net loss                                                  $  (717,724)   $(2,191,432)
                                                          ===========    ===========
Basic net income (loss) per share:
   From continuing operations                             $     (0.23)   $     (0.86)
   From discontinued operations                           $      0.04    $     (0.37)
   Basic net income (loss) per share                      $     (0.20)   $     (1.23)
Diluted net income (loss) per share: (a)
   From continuing operations                             $     (0.23)   $     (0.86)
   From discontinued operations                           $      0.04    $     (0.37)
   Basic net income (loss) per share                      $     (0.20)   $     (1.23)
Weighted average number of shares
   Basic                                                    3,662,472      1,786,764
   Diluted (a)                                              3,662,472      1,786,764

(a) Common stock equivalents have been excluded for the earnings per share computation, as inclusion would reduce loss from continuing operations per share or be antidilutive.


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JB Oxford Reports First Quarter Financial Results
Page 4 of 4
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                            JB Oxford Holdings, Inc.
                      SELECTED CONSOLIDATED BALANCE SHEETS

                                                                     Mar. 31, 2005   Dec. 31, 2004
                                                                      (unaudited)      (audited)
                                                                     ------------    ------------
Assets
  Cash and cash equivalents                                          $ 14,497,373    $  5,270,077
  Cash segregated under federal and other regulations                     212,123       3,132,172
  Receivable from broker-dealers and clearing organizations               215,853          99,608
  Receivable from customers                                                    --             209
  Other receivables                                                     3,967,493      12,413,265
  Securities owned, at market value                                            --           9,825
  Note receivable                                                       2,500,000       2,500,000
  Investment in land                                                    5,648,675       5,598,675
  Furniture, equipment and leasehold improvements                       1,191,935       1,253,836
  Clearing deposits                                                     4,206,949       4,652,541
  Other assets                                                            641,253         671,561
                                                                     ------------    ------------
   Total assets                                                      $ 33,081,654    $ 35,601,769
                                                                     ============    ============
Liabilities and shareholders' equity
  Liabilities
    Short term borrowings                                            $  3,400,000    $  3,400,000
    Payable to broker-dealers and clearing organizations                  113,817         160,543
    Payable to customers                                                       --           7,071
    Income taxes payable                                                    3,800         150,000
    Deferred taxes payable                                                600,000         950,000
    Accounts payable and accrued liabilities                            2,598,208       3,138,999
    Notes payable                                                       2,889,375       3,292,153
                                                                     ------------    ------------
  Total liabilities                                                     9,605,200      11,098,766
                                                                     ------------    ------------
  Commitments and contingent liabilities
  Shareholders' equity
    Common  stock  ($.01 par value  100,000,000 shares authorized;
       3,627,113 and 3,739,413 shares issued)                              36,271          37,394
    Additional paid-in capital                                         22,974,695      23,282,397
    Retained earnings                                                   1,378,689       2,096,413
    Treasury stock at cost, 46,954 shares                                (913,201)       (913,201)
                                                                     ------------    ------------
  Total shareholders' equity                                           23,476,454      24,503,003
                                                                     ------------    ------------
  Total liabilities and shareholders' equity                         $ 33,081,654    $ 35,601,769
                                                                     ============    ============

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